UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: February 17, 2004

NATIONAL FINANCIAL PARTNERS CORP.

Delaware	001-31781	13-4029115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Seventh Avenue, 49th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 301-4000

None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Regulation FD Disclosure.

On February 17, 2004, the Company issued a press release indicating that it may file a registration statement on Form S-1 with the Securities and Exchange Commission by the end of the first quarter of 2004 for a proposed secondary offering that the Company anticipates will include only secondary shares of its common stock.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 17, 2004, by National Financial Partners Corp. (the “Company”).

2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp.

Date: February 17, 2004

By:	/s/ Mark C. Biderman

Name:	Mark C. Biderman
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 17, 2004, by National Financial Partners Corp.